UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2009
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                                   PFIZER INC.
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             (Exact name of registrant as specified in its charter)



    Delaware                         1-3619                    13-5315170
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(State or other             (Commission File Number)          (IRS Employer
jurisdiction of                                           Identification Number)
 incorporation)


              235 East 42nd Street, New York, New York       10017
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              (Address of  principal executive offices)   (zip code)


       Registrant's telephone number, including area code:    (212) 573-2323
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                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|X| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

        Pfizer Inc., a Delaware corporation (the "Company"), Wagner Acquisition Corp., a Delaware corporation and direct wholly-owned subsidiary of the Company ("Merger Sub"), and Wyeth, a Delaware corporation ("Wyeth"), have entered into a definitive Agreement and Plan of Merger (the "Merger Agreement") dated as of January 25, 2009. Pursuant to the Merger Agreement and subject to the conditions set forth therein, Merger Sub will merge with and into Wyeth (the "Merger"), with Wyeth surviving as a wholly-owned subsidiary of the Company.

        As a result of the Merger, each outstanding share of Wyeth's common stock, other than shares of restricted stock (which will be entitled to receive cash consideration pursuant to separate terms of the Merger Agreement), and shares of common stock held directly or indirectly by the Company or Wyeth (which will be cancelled as a result of the Merger), and other than those shares with respect to which appraisal rights are properly exercised and not withdrawn, will be converted into the right to receive $33.00 in cash (the "Cash Consideration"), without interest, and 0.985 validly issued, fully paid and non-assessable shares of common stock of the Company (the "Stock Consideration"). Under the terms of the Merger Agreement, in the event that the number of shares of common stock of the Company issuable as a result of the Merger would exceed 19.9% of the outstanding shares of common stock of the Company immediately prior to the closing of the Merger, the Stock Consideration will be reduced so that no more than 19.9% of the outstanding shares of common stock of the Company become issuable in the Merger and the Cash Consideration will be increased by a corresponding amount.

        The completion of the Merger is subject to certain conditions, including, among others, (i) adoption of the Merger Agreement by Wyeth's stockholders, (ii) the absence of certain legal impediments to the consummation of the Merger, (iii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and obtaining antitrust approvals in certain other jurisdictions, (iv) subject to certain materiality exceptions, the accuracy of the representations and warranties made by the Company and Wyeth, respectively, and compliance by the Company and Wyeth with their respective obligations under the Merger Agreement, (v) declaration of the effectiveness by the Securities and Exchange Commission of the Registration Statement on Form S-4 to be filed by the Company; and (vi) the lenders providing the Company with debt financing in connection with the Merger shall not have declined to provide such financing at closing due to the occurrence of a Parent Material Adverse Effect (as defined in the Merger Agreement) or due to the Company's failing to obtain (A) an unsecured long-term obligations rating of at least "A2" (with stable (or better) outlook) and a commercial paper credit rating of at least "P-1" (which rating shall be affirmed) from Moody's Investors Services, Inc. and (B) a long-term issuer credit rating of at least "A" (with stable (or better) outlook) and a short-term issuer credit rating of at least "A-1" (which rating shall be affirmed) from Standard & Poor's Ratings Group (it being understood that an unsecured long -term obligations rating of higher than "A2" and a long-term issuer credit rating of higher than "A" shall satisfy the foregoing condition, as applicable, irrespective of whether or not such rating(s) are subject to "negative watch" or "negative outlook") (the "Specified Financing Condition").

        Each of the Company and Wyeth has made representations and warranties in the Merger Agreement. Wyeth has agreed to various covenants and agreements, including, among other things (i) to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the closing of the Merger and (ii) not to solicit alternate transactions. The Company has also agreed to various covenants and agreements, including, among other things (i) to conduct its business in the ordinary course of business during the period between the execution of the Merger Agreement and the closing of the Merger and (ii) not to engage in acquisitions or share repurchases above certain agreed thresholds. Additionally, the Company is required to reduce its quarterly dividend to no more than $0.16 per share.

        The Merger Agreement contains specified termination rights for the parties. If the Merger Agreement is terminated in certain circumstances where Wyeth receives an acquisition proposal that the board of directors of Wyeth determines is, or is reasonably likely to lead to, a Superior Proposal (as defined in the Merger Agreement), then Wyeth would be required to pay the Company a termination fee of (i) $1.5 billion if such proposal is received during the first 30 days following execution of the Merger Agreement or (ii) $2 billion if such proposal is received after the first 30 days following execution of the Merger Agreement. Wyeth would also be required to pay the Company a termination fee of $2 billion if (1) the Merger Agreement is terminated due to either the failure of Wyeth's shareholders to approve the Merger or Wyeth's breach of the Merger Agreement, and in each case, certain additional circumstances occur, and (2) within twelve months following such termination, Wyeth enters into a definitive agreement with a third party with respect to certain extraordinary transactions or certain extraordinary transactions are consummated. In addition, if as a result of an Intervening Event (as defined in the Merger Agreement) Wyeth's board of directors changes its recommendation that its shareholders approve the Merger, then the Company may terminate the Merger Agreement, in which case Wyeth would be required to pay the Company a $2 billion termination fee and reimburse the Company for up to $700 million of expenses incurred by the Company in connection with the Merger.

        If all conditions to the Merger Agreement are satisfied other than the Specified Financing Condition and the Company does not consummate the Merger within the period specified in the Merger Agreement, then the Merger Agreement may be terminated by Wyeth, in which case the Company would be required to pay Wyeth a termination fee of $4.5 billion.

        Additionally, the Company has agreed that it will cause two current directors of Wyeth to be appointed to the board of directors of the Company at the closing of the Merger.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

        The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other financial information about the Company, Wyeth, or their respective subsidiaries and affiliates. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of that agreement and as of specific dates; were solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any description thereof as characterizations of the actual state of facts or condition of the Company, Merger Sub or Wyeth or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by the Company and Wyeth.


Item 8.01. Other Events.

Financing Commitments

        On January 25, 2009, the Company entered into a bridge term facility commitment letter (the "Bridge Term Facility Commitment Letter") pursuant to which a syndicate of banks comprised of J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Banc of America Securities LLC, Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P. (together, the "Initial Bridge Lenders") have committed to provide a portion of the financing for the transactions contemplated by the Merger Agreement. The Bridge Term Facility Commitment Letter provides that the Initial Bridge Lenders will commit to provide $22.5 billion under an unsecured bridge term facility (the "Bridge Term Facility"). The commitment is subject to various conditions, including no Company Material Adverse Effect (as defined in the Merger Agreement) or Parent Material Adverse Effect (as defined in the Merger Agreement) having occurred, the maintenance by the Company of the credit ratings set forth in the Specified Financing Condition and other closing conditions.

        In addition, on January 25, 2009, the Company entered into a revolving credit facility commitment letter (the "Revolving Credit Facility Commitment Letter") pursuant to which a syndicate of banks comprised of J.P. Morgan Securities Inc., JPMorgan Chase Bank, N.A., Banc of America Securities LLC, Bank of America, N.A., Barclays Bank PLC, Citigroup Global Markets Inc. and Goldman Sachs Credit Partners L.P. (together, the "Initial Revolving Lenders") have committed to provide a portion of the financing for an unsecured revolving credit facility (the "Revolving Credit Facility") that is intended to refinance and replace an existing credit facility. The Revolving Credit Facility Commitment Letter provides that the Initial Revolving Lenders will commit to provide a portion of the up to $4.0 billion total commitments under the Revolving Credit Facility and use their commercially reasonable efforts to arrange a syndicate of lenders to underwrite the balance of the commitments under the Revolving Credit Facility. The commitment is subject to various conditions, including obtaining commitments for the uncommitted portion of the Revolving Credit Facility, the Specified Financing Condition and other closing conditions.

        In connection with the syndication of the Bridge Term Facility and the Revolving Credit Facility, the Company will provide potential lenders with the summary descriptions for each facility, attached hereto as Exhibits 99.1 and
99.2. The summary term sheets for the Bridge Term Facility and the Revolving Credit Facility summarize certain basic proposed terms of the facilities and are not intended to be a definitive list of all of the terms of and conditions to the proposed facilities. Moreover, the proposed terms and conditions set forth in the term sheets are subject to change.



Forward Looking Statements

This document includes "forward-looking statements" within the meaning of the safe harbor provisions of the United States Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements about the benefits of the proposed Merger between the Company and Wyeth, including future financial and operating results, the combined company's plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the Company's and Wyeth's managements and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the possibility that the expected synergies from the proposed Merger of the Company and Wyeth will not be realized, or will not be realized within the expected time period, due to, among other things, the impact of pharmaceutical industry regulation and pending legislation that could affect the pharmaceutical industry; the ability to obtain governmental and self-regulatory organization approvals of the Merger on the proposed terms and schedule; the failure of Wyeth stockholders to approve the Merger; the risk that the businesses will not be integrated successfully; disruption from the Merger making it more difficult to maintain business and operational relationships; the possibility that the Merger does not close, including, but not limited to, due to the failure to satisfy the closing conditions; the Company's and Wyeth's ability to accurately predict future market conditions; dependence on the effectiveness of the Company's and Wyeth's patents and other protections for innovative products; the risk of new and changing regulation and health policies in the U.S. and internationally and the exposure to litigation and/or regulatory actions. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the Company's 2007 Annual Report on Form 10-K, Wyeth's 2007 Annual Report on Form 10-K and each company's other filings with the Securities and Exchange Commission (the "SEC") available at the SEC's Internet site (http://www.sec.gov).


Additional Information

In connection with the proposed Merger, the Company will file with the SEC a Registration Statement on Form S-4 that will include a proxy statement of Wyeth that also constitutes a prospectus of the Company. Wyeth will mail the proxy statement/prospectus to its stockholders. The Company and Wyeth urge investors and security holders to read the proxy statement/prospectus regarding the proposed Merger when it becomes available because it will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, from the Company's website, www.pfizer.com, under the tab "Investors" and then under the tab "SEC Filings". You may also obtain these documents, free of charge, from Wyeth's website, www.wyeth.com, under the heading "Investor Relations" and then under the tab "Financial Reports/SEC Filings".

The Company, Wyeth and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from Wyeth stockholders in favor of the Merger. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the Wyeth stockholders in connection with the proposed Merger will be set forth in the proxy statement/prospectus when it is filed with the SEC. You can find information about the Company's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can find information about Wyeth's executive officers and directors in its definitive proxy statement filed with the SEC on March 14, 2008. You can obtain free copies of these documents from the Company and Wyeth using the contact information above.


Item 9.01. Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.           Description
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    2.1               Agreement and Plan of Merger among Pfizer Inc., Wagner
                      Acquisition Corp. and Wyeth, dated January 25, 2009.

    99.1              Summary of the Bridge Term Facility.

    99.2              Summary of the Revolving Credit Facility.

                                   SIGNATURES


Under the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the authorized undersigned.


                            PFIZER INC.



                            By: /s/ Matthew Lepore
                                ------------------------------------------------
                                Name: Matthew Lepore
                                Title: Vice President, Chief Counsel-Corporate
                                       Governance, and Assistant General Counsel

Dated: January 29, 2009

                                   PFIZER INC.

                                    FORM 8-K


                                 CURRENT REPORT


                                  EXHIBIT INDEX


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Exhibit No.           Description
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    2.1               Agreement and Plan of Merger among Pfizer Inc., Wagner
                      Acquisition Corp. and Wyeth, dated January 25, 2009.

    99.1              Summary of the Bridge Term Facility.

    99.2              Summary of the Revolving Credit Facility.